Kensington Dynamic Growth Fund
Schedule of Investments
September 30, 2024 (Unaudited)

EXCHANGE-TRADED FUND - 96.6%	Shares	Value
Invesco QQQ Trust Series 1 (a)	702,500	$342,869,175
Vanguard Growth ETF	127,900	49,104,647
Vanguard Mega Cap Growth ETF	152,700	49,161,765
Vanguard S&P 500 ETF (a)	930,600	491,049,702
iShares Russell 1000 Growth ETF	130,900	49,137,242
TOTAL EXCHANGE-TRADED FUND (Cost $976,952,771)		981,322,531

SHORT-TERM INVESTMENTS - 1.1%
Investments Purchased with Proceeds from Securities Lending - 0.6%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (b)	6,156,236	6,156,236

U.S. Treasury Bills - 0.5%	Par
5.29%, 10/31/2024 (c)	5,133,000	5,113,023
TOTAL SHORT-TERM INVESTMENTS (Cost $11,267,190)		11,269,259

TOTAL INVESTMENTS - 97.7% (Cost $988,219,961)		992,591,790
Money Market Deposit Account - 84.2% (d)		855,474,660
Other Assets in Excess of Liabilities - (81.9)%		(831,858,874)
TOTAL NET ASSETS - 100.0%		$1,016,207,576

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.
(c)	The rate shown is the effective yield as of September 30, 2024.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 4.70%.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Kensington Dynamic Growth Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange-Traded Fund	$981,322,531	$–	$–	$981,322,531
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	6,156,236
U.S. Treasury Bills	–	5,113,023	–	5,113,023
Total Investments	$981,322,531	$5,113,023	$–	$992,591,790

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.